SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
PROGRESS SOFTWARE CORPORATION
(Exact name of Registrant as specified in charter)

Massachusetts (State or other jurisdiction of incorporation)	0-19417 (Commission File Number)	04-2746201 (IRS Employer Identification No.)

14 Oak Park, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)
Registrant’s telephone number, including area code: (781) 280-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES

Item 7.01. Regulation FD Disclosure.
     On February 7, 2007, Progress Software Corporation (the “Company”) held its annual investor event, at which management provided a business and financial presentation regarding the Company. This presentation included the following information regarding fiscal year 2007, which was previously provided on the Company’s fourth quarter earnings conference call held on December 20, 2006: expected revenue for the Progress OpenEdge Division in the range of $315-325 million (representing 0-2% growth from fiscal year 2006); expected revenue for the DataDirect Technologies Division in the range of $70-75 million (representing 10-20% growth from fiscal year 2006); and expected revenue for the Progress Enterprise Infrastructure Division in the range of $75-80 million (representing 10-20% growth from fiscal year 2006).
     This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.
Forward-Looking Statements
     Statements contained in this Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: the receipt and shipment of new orders; the timely release of enhancements to the Company’s products; the growth rates of certain market segments; the positioning of the Company’s products in those market segments; variations in the demand for customer service and technical support; pricing pressures and the competitive environment in the software industry; business and consumer use of the Internet; the Company’s ability to penetrate international markets and manage its international operations; unanticipated consequences of the restatement of the Company’s financial statements; risks associated with the SEC’s formal investigation of the Company’s option-grant practices; the risk that the Company will face additional claims and proceedings in connection with those stock option grant practices, including additional shareholder litigation and additional proceedings by the other governmental agencies; and the financial impact of the foregoing, including potentially significant litigation defense costs and claims for indemnification and advancement of expenses by directors, officers and others. The Company undertakes no obligation to update any forward-looking statement. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s other filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESS SOFTWARE CORPORATION
Date: February 7, 2007	By:	/s/ James D. Freedman
		Name:	James D. Freedman
		Title:	Senior Vice President and General Counsel